Exhibit 99.1

RADIANT LOGISTICS ANNOUNCES

SELECT PRELIMINARY UNAUDITED FINANCIAL RESULTS

FOR SECOND FISCAL QUARTER ENDED DECEMBER 31, 2022

CEO Crain Comments on Restatement Process

RENTON, WA February 9, 2023 – Radiant Logistics, Inc. (NYSE American: RLGT), a leading technology-enabled global transportation and logistics services company, today announced select preliminary unaudited financial results for the three months ended December 31, 2022, and that it will be filing a Form 12b-25 with the U.S. Securities and Exchange Commission, as the Company will be late in filing its Quarterly Report on Form 10-Q for the quarter ended December 31, 2022 (the “Form 10-Q”). The delay in the filing of the Company’s Form 10-Q for the quarter ended December 31, 2022, is as a result of the previously disclosed delay of the Company’s Annual Report on Form 10-K for the year ended June 30, 2022 and the Company’s on-going efforts to complete the restatement of its fiscal 2021 audited financial statements, each of the interim quarterly financial statements filed on Form 10-Q during fiscal 2021, as well as each of the interim quarterly financial statements filed on Form 10-Q during its 2022 fiscal year (the “Restatement Periods”). The Company currently expects that it will bring all of its filings current within the near term.

The financial results presented below are based on preliminary, internal, management prepared, and unaudited results of operations for the quarterly period ended December 31, 2022. These financial statements have not yet been reviewed by our independent auditors. Accordingly, not only will these preliminary results be subject to change upon completion of standard quarterly review procedures by our independent auditors, but they may also be subject to change upon the completion of the audit of the Company’s full-year financial statements and any flow-through effects of adjustments arising from the restatement process, and actual results may vary from these preliminary results.

To keep its stockholders and the public informed on its current operations, the Company has determined to report on its preliminary, internal, management prepared, unaudited results for the Company’s second fiscal quarter ended December 31, 2022 as follows:

Financial Highlights – Three Months Ended December 31, 2022

•
Revenues reported at $283.5 million for the second fiscal quarter ended December 31, 2022.
•
Gross profit reported at $71.7 million for the second fiscal quarter ended December 31, 2022.
•
Adjusted gross profit, a non-GAAP financial measure, reported at $75.2 million for the second fiscal quarter ended December 31, 2022.
•
Net income attributable to Radiant Logistics, Inc. reported at $6.7 million, or $0.14 per basic and $0.13 per fully diluted share.
•
Adjusted net income, a non-GAAP financial measure, reported at $12.3 million, or $0.26 per basic and $0.25 per fully diluted share for the second fiscal quarter ended December 31, 2022. Adjusted net income is calculated by applying a normalized tax rate of 24.5% and excluding other items not considered part of regular operating activities.
•
Adjusted EBITDA, a non-GAAP financial measure, reported at $17.8 million for the second fiscal quarter ended December 31, 2022.
•
Adjusted EBITDA margin (Adjusted EBITDA expressed as a percentage of adjusted gross profit), a non-GAAP financial measure, reported at 23.6% for the second fiscal quarter ended December 31, 2022.

Acquisition Update

On October 1, 2022, the Company announced that it acquired Cascade Enterprises of Minnesota, Inc. (“Cascade”), a Minnesota based, privately held company that has operated as a strategic operating partner under the Company’s Airgroup brand since 2007. The Company structured the transaction similar to its previous transactions, with a portion of the expected purchase price payable in subsequent periods based on the future performance of the acquired operations. Cascade continued to operate under the Airgroup brand through the remainder of calendar year 2022 and is expected to transition to the Radiant brand in early 2023 as it is combined with existing Company owned operations in the Minneapolis area.

Stock Buy-back

Under the terms of our outstanding Rule 10b5-1 Repurchase Plan, we purchased 620,347 shares of our common stock at an average cost of $5.90 per share for an aggregate cost of $3.7 million during the three months ended December 31, 2022. As of February 1, 2023, the Company had 48,179,832 shares outstanding.

CEO Bohn Crain comments on preliminary results, and the Company efforts to bring its filings current

“We are very pleased to share our preliminary, internal management prepared and unaudited results for the December quarter, which reflects our continued trend of solid financial performance”, said Bohn Crain, Founder and CEO of Radiant Logistics. “Based on these results, we are reporting revenues of $283.5 million; gross profit of $71.7 million; adjusted gross profit of $75.2 million; net income attributable to Radiant Logistics, Inc. of $6.7 million; adjusted net income of $12.3 million; and adjusted EBITDA of $17.8 million. We are also reporting an adjusted EBITDA margin of 23.6%.

During the quarter we also continued to make good progress in our balanced approach to capital allocation through a combination of our strategic acquisition and stock buy-back initiatives. As previously reported, we completed the acquisition of our long-time strategic operating partner, Cascade Enterprises in Minnesota effective as of October 1, 2022. In addition, we also acquired $3.7 million of our common stock during the quarter at what we believe is very attractive pricing. For the quarter we also generated an estimated $42.3 million in cash from operations and continue to maintain very low leverage on our balance sheet. As of December 31, 2022, we have for the first time in the Company’s history, no net debt, with cash on hand of $63.8 million and total debt of only $53.7 million. Our adjusted EBITDA estimated for the trailing twelve months ended December 31, 2022 is $85.3 million.

As we have previously discussed, while we remain very optimistic about our prospects for fiscal 2023 and beyond, we are definitely seeing signs of a slowing economy and expect operations to return to more normalized levels and growth rates in coming quarters. We believe we are well positioned with a durable, diverse service offering and strong balance sheet to support our customers and continue to execute against our broader strategic initiatives.”

Crain continued: “Notwithstanding our continued strong results, the Board and leadership team remain hyper-focused on bringing our filings current with the SEC. We are working with our auditors as expeditiously as the process will accommodate, to restate certain historic financial statements and bring current other historic financial statements, covering the Restatement Periods; principally to address issues related to the timing of recognition of the Company’s estimated accrual of in-transit revenues and related costs. We expect to bring our filings current with the SEC within the near term.

Based on our work to date, the Company believes the net effect of the restatement process to fully diluted earnings per share for the fiscal year ended June 30, 2021 and for the nine-months ended March 31, 2022 will be a reduction of approximately $0.01 in each period ($0.44 per fully diluted share vs previously reported $0.45 per fully diluted share for twelve months ended June 30, 2021 and $0.55 per fully diluted share vs previously reported $0.56 per fully diluted share for the nine months ended March 31, 2022). These results reflect our best estimate of the adjustments that will flow though our financial statements and remain subject to further adjustment pending the completion of our work with the auditors to finalize the restated amounts. In any event, it is worth re-enforcing that, irrespective of the restatement process, we expect to report record results in terms of revenue and earnings for fiscal 2022 while maintaining historically low leverage on our balance sheet and enjoying optimal financial flexibility to continue to execute our strategy moving forward. Through this period, we continue to refine our accounting for in transit revenues, a process which was made more challenging by the protracted transit periods for ocean shipments during COVID. In any event, we hope to have this behind us within the near term, and we remain very optimistic about our prospects and opportunities to continue to leverage our best-in-class technology, robust North American footprint, extensive global network of service partners to continue to build on the great platform we have created here at Radiant.”

About Radiant Logistics (NYSE American: RLGT)

Radiant Logistics, Inc. (www.radiantdelivers.com) is a third-party logistics company providing technology-enabled global transportation and value-added logistics solutions to customers based on primarily in the United States and Canada. Through its comprehensive service officering, Radiant provides domestic and international freight forwarding along with truck and rail brokerage services to a diversified account base including manufactures, distributors and retailers which it supports from an extensive network of Radiant and agent-owned offices throughout North America and other key markets around the world. Radiant’s value-added logistics services include warehouse and distribution, customs brokerage, order fulfillment, inventory management and technology services.

This announcement contains “forward-looking statements” within the meaning set forth in United States securities laws and regulations – that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business, financial performance and financial condition, and often contain words such as “anticipate,” “believe,” “estimates,” “expect,” “future,” “intend,” “may,” “plan,” “see,” “seek,” “strategy,” or “will” or the negative thereof or any variation thereon or similar terminology or expressions. These forward-looking statements are not guarantees and are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. We have developed our forward-looking statements based on management’s beliefs and assumptions, which in turn rely upon information available to them at the time such statements were made. Such forward-looking statements reflect our current perspectives on our business, future performance, existing trends and information as of the date of this announcement. These include, but are not limited to, our beliefs about future revenue and expense levels, growth rates, prospects related to our strategic initiatives and business strategies, along with express or implied assumptions about, among other things: our continued relationships with our strategic operating partners; the performance of our historic business, as well as the businesses we have recently acquired, at levels consistent with recent trends and reflective of the synergies we believe will be available to us as a result of such acquisitions; our ability to successfully integrate our recently acquired businesses; our ability to locate suitable acquisition opportunities and secure the financing necessary to complete such acquisitions; transportation costs remaining in-line with recent levels and expected trends; our ability to mitigate, to the best extent possible, our dependence on current management and certain of our larger strategic operating partners; our compliance with financial and other covenants under our indebtedness; the absence of any adverse laws or governmental regulations affecting the transportation industry in general, and our operations in particular; the impact of COVID-19 on our operations and financial results; the global economic climate and current conflict in Ukraine amplify many of these risks the Company’s ongoing assessment of the ransomware incident, adverse legal, reputational and financial effects on the Company resulting from the ransomware incident or future cyber incidents and the effectiveness of the Company’s business continuity plans in response to cyber incidents, like the ransomware incident; and such other factors that may be identified from time to time in our Securities and Exchange Commission (“SEC”) filings and other public announcements, including those set forth under the caption “Risk Factors” in our Form 10-K for the year ended June 30, 2022. In addition, the global economic climate and current conflict in Ukraine amplify many of these risks. Our forward-looking statements are also based upon management’s beliefs and assumptions regarding, among others: the nature and estimated amount of adjustments to our financial statements covering the Restatement Periods as the final adjustments may vary from the amounts estimated in this Press Release and in our prior SEC Reports, and such variance may be material; the nature and estimated amount of adjustments to our published estimated results for Q2 of fiscal 2023 covered in this Press Release, with the recognition that such adjustments may be material; the timing for completion of the restated financial statements included within the Restatement Periods and the associated Securities and Exchange Commission filings within which the restated financial statements are to be included, including the Form 10-Q that is the subject matter of this Press Release; and such other factors that may be identified: (i) in our Form 10-K for the fiscal year ended June 30, 2021, including those set forth under the caption “Risk Factors” in such Form 10-K; and (ii) in such other Securities and Exchange Commission filings and other public announcements, following our Form 10-K for the fiscal year ended June 30, 2021. For the purpose of our forward-looking statements, we assume that we will within the short-term remediate any temporary compliance issues we are presently experiencing with the NYSE as we contemplate being able to regain compliance with all applicable SEC and exchange compliance requirements once we are able to file the delinquent Form 10-K and Forms 10-Q with the SEC. We also assume that we will be able to secure whatever waivers and/or consents as may be necessary, if at all, to maintain compliance under our senior credit facility as a consequence of our inability to timely provide financial statements to our senior lenders, as well as the modifications that may be required of past compliance certifications that we have provided to our senior lenders during the Restatement Periods. All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the foregoing. Readers are cautioned not to place undue reliance on our forward-looking statements, as they speak only as of the date made. We disclaim any obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Contact: Radiant Logistics, Inc. Todd Macomber (425) 943-4541 investors@radiantdelivers.com	Media Contact: Radiant Logistics, Inc. Jennifer Deenihan (425) 462-1094 communications@radiantdelivers.com

RADIANT LOGISTICS, INC.

Condensed Consolidated Balance Sheet

(preliminary)

December 31,
(In thousands, except share and per share data)	2022
(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$63,833
Accounts receivable, net of allowance of $2,312 and $2,983, respectively	137,793
Contract assets	39,211
Prepaid expenses and other current assets	15,399
Total current assets	256,236

Property, technology, and equipment, net	23,663

Goodwill	88,924
Intangible assets, net	41,731
Operating lease right-of-use assets	59,569
Deposits and other assets	6,277
Long-term restricted cash	625
Total other long-term assets	197,126
Total assets	$477,025

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$114,683
Operating partner commissions payable	18,315
Accrued expenses	8,595
Income tax payable	2,621
Current portion of notes payable	4,495
Current portion of operating lease liability	11,102
Current portion of finance lease liability	536
Current portion of contingent consideration	3,582
Other current liabilities	296
Total current liabilities	164,225

Notes payable, net of current portion	49,191
Operating lease liability, net of current portion	53,428
Finance lease liability, net of current portion	953
Contingent consideration, net of current portion	1,745
Deferred income taxes	4,357
Total long-term liabilities	109,674
Total liabilities	273,899

Equity:
Common stock, $0.001 par value, 100,000,000 shares authorized; 51,544,304 and 51,265,543 shares issued, and 48,179,832 and 48,740,935 shares outstanding, respectively	33
Additional paid-in capital	107,170
Treasury stock, at cost, 3,364,472 and 2,524,608 shares, respectively	(21,004)
Retained earnings	120,102
Accumulated other comprehensive loss	(3,373)
Total Radiant Logistics, Inc. stockholders’ equity	202,928
Non-controlling interest	198
Total equity	203,126
Total liabilities and equity	$477,025

RADIANT LOGISTICS, INC.

Condensed Consolidated Statement of Comprehensive Income

(preliminary)

Three Months Ended December 31,
(In thousands, except share and per share data)	2022
Revenues	$283,472

Operating expenses:
Cost of transportation and other services	208,227
Operating partner commissions	29,752
Personnel costs	20,184
Selling, general and administrative expenses	8,636
Depreciation and amortization	6,914
Transition, lease termination, and other costs	30
Change in fair value of contingent consideration	150
Total operating expenses	273,893

Income from operations	9,579

Other expense
Interest income	59
Interest expense	(742)
Foreign currency transaction gain	4
Change in fair value of interest rate swap contracts	(104)
Other	24
Total other expense	(759)

Income before income taxes	8,820

Income tax expense	(2,060)

Net income	6,760
Less: net income attributable to non-controlling interest	(89)

Net income attributable to Radiant Logistics, Inc.	$6,671

Other comprehensive income (loss):
Foreign currency translation gain (loss)	901
Comprehensive income	$7,661

Income per share:
Basic	$0.14
Diluted	$0.13

Weighted average common shares outstanding:
Basic	48,243,204
Diluted	49,430,271

Reconciliation of Non-GAAP Measures

RADIANT LOGISTICS, INC.

Reconciliation of Gross Profit to Adjusted Gross Profit, Net Income Attributable to Radiant Logistics, Inc.
to Adjusted Net Income, EBITDA, Adjusted EBITDA, and Adjusted EBITDA Margin

(preliminary)

As used in this Press Release, Adjusted Gross Profit, Adjusted Net Income, EBITDA, Adjusted EBITDA, and Adjusted EBITDA Margin are not measures of financial performance or liquidity under United States Generally Accepted Accounting Principles (“GAAP”). Adjusted Gross Profit, Adjusted Net Income, EBITDA, Adjusted EBITDA, and Adjusted EBITDA Margin are presented herein because they are important metrics used by management to evaluate and understand the performance of the ongoing operations of Radiant’s business. For Adjusted Net Income, management uses a 24.5% tax rate to calculate the provision for income taxes to normalize Radiant’s tax rate to that of its competitors and to compare Radiant’s reporting periods with different effective tax rates. In addition, in arriving at Adjusted Net Income, the Company adjusts for certain non-cash charges and significant items that are not part of regular operating activities. These adjustments include income taxes, depreciation and amortization, change in fair value of contingent consideration, transition costs, lease termination costs, acquisition related costs, litigation costs, amortization of debt issuance costs, change in fair value of interest rate swap contracts, and gain on forgiveness of debt.

We commonly refer to the term “adjusted gross profit” when commenting about our Company and the results of operations. Adjusted gross profit is a Non-GAAP measure calculated as revenues less directly related operations and expenses attributed to the Company’s services. Adjusted gross profit is calculated as GAAP gross profit exclusive of depreciation and amortization, which are reported separately. We believe adjusted gross profit is a useful measure of our ability to source, add value, and sell services and products that are provided by third parties, and we consider adjusted gross profit to be a primary performance measurement. Accordingly, the discussion of our results of operations often focuses on the changes in our adjusted gross profit.

EBITDA is a non-GAAP measure of income and does not include the effects of interest, taxes, and the “non-cash” effects of depreciation and amortization on long-term assets. Companies have some discretion as to which elements of depreciation and amortization are excluded in the EBITDA calculation. We exclude all depreciation charges related to property, technology and equipment, and all amortization charges (including amortization of leasehold improvements). We then further adjust EBITDA to exclude changes in fair value of contingent consideration, expenses specifically attributable to acquisitions, transition and lease termination costs, foreign currency transaction gains and losses, extraordinary items, share-based compensation expense, litigation expenses unrelated to our core operations, gain on forgiveness of debt, and other non-cash charges. While management considers EBITDA, and adjusted EBITDA useful in analyzing our results, it is not intended to replace any presentation included in our consolidated financial statements.

We believe that these non-GAAP financial measures, as presented, represent a useful method of assessing the performance of our operating activities, as they reflect our earnings trends without the impact of certain non-cash charges and other non-recurring charges. These non-GAAP financial measures are intended to supplement the GAAP financial information by providing additional insight regarding results of operations to allow a comparison to other companies, many of whom use similar non-GAAP financial measures to supplement their GAAP results. However, these non-GAAP financial measures will not be defined in the same manner by all companies and may not be comparable to other companies. Adjusted Gross Profit, Adjusted Net Income, EBITDA, Adjusted EBITDA, and Adjusted EBITDA Margin should not be considered in isolation or as a substitute for any of the consolidated statements of comprehensive income prepared in accordance with GAAP, or as an indication of Radiant’s operating performance or liquidity.

(In thousands)	Three Months Ended December 31,
Reconciliation of adjusted gross profit to GAAP gross profit	2022 Preliminary
Revenues	$283,472
Cost of transportation and other services (exclusive of depreciation and amortization, shown separately below)	(208,227)
Depreciation and amortization	(3,585)
GAAP gross profit	$71,660
Depreciation and amortization	3,585
Adjusted gross profit	$75,245

GAAP gross margin (GAAP gross profit as a percentage of revenues)	25.3%
Adjusted gross profit percentage (adjusted gross profit as a percentage of revenues)	26.5%

(In thousands)	Three Months Ended December 31,
Reconciliation of GAAP net income to adjusted EBITDA	2022 Preliminary
Net income attributable to Radiant Logistics, Inc.	$6,671
Income tax expense	2,060
Depreciation and amortization (1)	7,142
Net interest expense	683

EBITDA	16,556

Share-based compensation	679
Change in fair value of contingent consideration	150
Acquisition related costs	22
Ransomware incident related costs, net	—
Litigation costs	247
Transition, lease termination, and other costs	30
Change in fair value of interest rate swap contracts	104
Foreign currency transaction gain	(4)

Adjusted EBITDA	$17,784
Adjusted EBITDA margin (Adjusted EBITDA as a % of Adjusted Gross Profit)	23.6%

(1) Depreciation and amortization for the purposes of calculating Adjusted EBITDA, a non-GAAP financial measure, includes depreciation expenses recognized on certain computer software as a service.

(In thousands, except share and per share data)	Three Months Ended December 31,
Reconciliation of GAAP net income to adjusted net income	2022 Preliminary
GAAP net income attributable to Radiant Logistics, Inc.	$6,671
Adjustments to net income:
Income tax expense	2,060
Depreciation and amortization	6,914
Change in fair value of contingent consideration	150
Acquisition related costs	22
Ransomware incident related costs, net	—
Litigation costs	247
Transition, lease termination, and other costs	30
Change in fair value of interest rate swap contracts	104
Amortization of debt issuance costs	140

Adjusted net income before income taxes	16,338

Provision for income taxes at 24.5%	(4,003)

Adjusted net income	$12,335

Adjusted net income per common share:
Basic	$0.26
Diluted	$0.25

Weighted average common shares outstanding:
Basic	48,243,204
Diluted	49,430,271

(In thousands) Trailing twelve months adjusted EBITDA:	Three months ended December 31, 2022 Preliminary	Three months ended September 30, 2022 Preliminary	Three months ended June 30, 2022 Preliminary	Three months ended March 31, 2022 Preliminary	Twelve months ended December 31, 2022 Preliminary
Net income attributable to Radiant Logistics, Inc.	$6,671	$8,433	$16,750	$13,569	$45,423
Income tax expense	2,060	2,764	3,502	4,277	12,603
Depreciation and amortization (1)	7,142	6,778	5,330	4,684	23,934
Net interest expense	683	781	843	997	3,304

EBITDA	16,556	18,756	26,425	23,527	85,264

Share-based compensation	679	609	487	539	2,314
Change in fair value of contingent consideration	150	160	160	152	622
Acquisition related costs	22	27	94	6	149
Ransomware incident related costs (recovery), net	—	—	(347)	279	(68)
Litigation costs	247	120	84	163	614
Transition, lease termination, and other costs	30	—	—	—	30
Change in fair value of interest rate swap contracts	104	(690)	(278)	(1,985)	(2,849)
Foreign exchange loss (gain)	(4)	(467)	(239)	(105)	(815)

Adjusted EBITDA	$17,784	$18,515	$26,386	$22,576	$85,261

(1) Depreciation and amortization for the purposes of calculating Adjusted EBITDA, a non-GAAP financial measure, includes depreciation expenses recognized on certain computer software as a service.